9. CONSULTING AGREEMENTS	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
CONSULTING AGREEMENTS

For the year ended December 31, 2018, we issued 673,345 shares of common stock for services performed with a fair value of $138,986.

On June 4, 2018, we entered into a consulting agreement to pay 20,000 shares of common stock when one of the conditions of the contract was satisfied. Although this condition was satisfied on August 31, 2018, we have not issued the shares. As of December 31, 2018, we have accrued the share compensation at fair value totaling $1,600.

On August 14, 2018, we entered into a consulting agreement to pay $40,000 by issuing shares of common stock. As of December 31, 2018, we have not issued the shares and have accrued the amount.